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                                                                   EXHIBIT 10.06


                            2001 AMENDED AND RESTATED
                        1998 INCENTIVE STOCK OPTION PLAN
                          OF SURETY CAPITAL CORPORATION

         This is the 2001 Amended and Restated 1998 incentive Stock Option Plan (the "Plan") of SURETY CAPITAL CORPORATION, a Delaware corporation (the "Company"), under which incentive stock options (the "Options") may be granted to employees of the Company and/or its subsidiaries to purchase shares of the Company's $0.01 par value common stock (the "Common Stock"). Options granted pursuant to the Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code (as defined below).

         SECTION 1. PURPOSE. The purpose of the Plan is to permit selected employees of the company and/or its subsidiaries (now existing or hereafter acquired) to acquire a proprietary interest in the Company, thereby providing them with an additional incentive for further promoting the success of the Company's business operations and to encourage them to remain as employees of the Company and/or its subsidiaries.

         SECTION 2. ADMINISTRATION OF PLAN. The Plan will be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors"). The Committee shall consist of two (2) or more members of the Board of Directors. Each member of the Committee must be a director of the Company who is ineligible to receive a grant of Options under the Plan. Subject to the provisions of the Plan, the Committee will have authority in its discretion: (a) to select the individuals to whom and the time or times at which Options will be granted under the Plan, to determine the number of shares subject to each Option granted under the Plan and the exercise price thereof, to determine the terms, conditions, restrictions and other provisions of such Options, and, subject to the restrictions imposed by SECTION 16, to cancel Options granted under the Plan; (b) to construe and interpret the Plan and all Options granted under the Plan; (c) to prescribe, amend and rescind rules and regulations relating to the Plan; and (d) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee will be binding and conclusive on all persons to whom Options are granted under the Plan and on their legal representatives and beneficiaries. In administering the Plan, the Committee shall act by majority vote of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

         SECTION 3. SHARES SUBJECT TO PLAN. Subject to adjustment as provided in
SECTION 10, the number and kind of shares which may be offered and sold under the Plan is 500,000 shares of common Stock. If any Option granted under the Plan is forfeited, expires or is cancelled for any reason without having been exercised in full, the unpurchased shares of Common Stock subject thereto will (unless the Plan has been terminated) again be available for other Options to be granted under the Plan. Shares which are the subject of Options under the Plan may be made available from authorized and unissued stock or treasury stock of the Company.



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         SECTION 4. SELECTION OF OPTIONEES. Options may be granted under the
Plan to present and future employees of the Company and/or its subsidiaries (whether now existing or hereafter acquired), all such persons being hereafter referred to as "Optionees." In determining the persons to whom Options will be granted and the number of shares of Common Stock to be covered by each Option, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion may deem relevant. An Optionee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee so determines.

         SECTION 5. OPTION PRICE. Options granted under the Plan will be subject to such exercise price as may be determined by the Committee, except that in no event may such exercise price be less than the fair market value of the Common Stock on the date of the grant (the "Option Price"). In determining such fair market value, the Committee shall use the average of the closing bid and asked prices if such Common Stock is traded on the over-the-counter market, or the closing price on a securities exchange (except that if there was no trading in such Common Stock on the date of the grant, the closing price on the earliest preceding day during which there was trading in such Common Stock shall be used). If the Common Stock is not publicly traded, the Board of Directors shall make a good faith effort and attempt to determine the fair market value based on such factors as recent sales prices, book value, etc. Notwithstanding what is stated above, in the event an Option is granted to a person who, at the time the Option is granted, owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the Option Price must be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Option is granted.

         SECTION 6. TERM OF OPTIONS. All Options which may be granted pursuant to the Plan must be granted within ten (10) years from the Effective Date. Subject to earlier termination as provided in SECTION 7, each Option granted pursuant to the Plan must be exercised within ten (10) years after the date of granting of such Option or such shorter period of time as determined by the Committee; provided however, in the event an Option is granted to a person who, at the time the Option is granted, owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Option shall not be exercisable in full or in part after the expiration of five (5) years from the date such Option is granted.

         SECTION 7. TERMS AND CONDITIONS RELATING TO EMPLOYMENT.

         (a) A primary reason for the Company's granting of the Options under the Plan is to encourage each Optionee to remain an employee of the Company and/or its subsidiaries. Accordingly, if an Optionee voluntarily or involuntarily terminates his employment with the Company and/or its subsidiaries for any reason whatsoever, whether with or without cause, other than as a result of death or permanent and total disability within the meaning of Section 22 (e)
(3) of the Code, such Optionee may exercise his Options, to the extent vested on the date of termination of employment, at any time within three (3) months following the date of such termination of employment (but in no event later than the termination date of the Options), after which period the Options shall expire. Under no circumstances may any Options of an Optionee



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be in any way affected by any change of the Optionee's activities, title or position within the group consisting of the Company and/or its subsidiaries.

         (b) If an Optionee dies while in the employ of the Company and/or its subsidiaries, or within three (3) months following the date of termination of his employment with the Company and/or its subsidiaries, any Options of the Optionee, to the extent vested on the date of death of the Optionee, may be exercised by an heir or devisee who acquired the Options directly from the Optionee through the latter's will or pursuant to the applicable laws of descent and distribution or by the personal representative of the deceased Optionee's estate at any time within one (1) year after the date of such Optionee's death (but in no event later than the termination date of the Options), after which period the Options shall expire.

         (c) In the case of an Optionee who becomes permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code while in the employ of the Company and/or its subsidiaries, any Options of such Optionee, to the extent vested on the date when such Optionee becomes disabled, may be exercised by the Optionee or the Optionee's personal representative at any time within one (1) year after such Optionee ceases employment (but in no event later than the termination date of the Options), after which period the Options shall expire.

         SECTION 8. ACCELERATION OR VESTING AND OTHER TERMS.

         (a) Anything herein to the contrary notwithstanding, each Option shall become fully vested upon the occurrence of a Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if (1) any "person" (as such term is used in SECTIONS 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3rds) of the directors then in office who were directors at the beginning of the period; (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of its assets.

         (b) Subject to the provisions of this Plan and applicable securities, tax and other laws and regulations, Options may be granted at such time or times and pursuant to such terms and conditions as may be determined by the Committee during the period this Plan is in effect. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement between the



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Company and the Optionee which shall set forth such terms and conditions. Stock
Option Agreements shall contain such provisions, restrictions, and conditions as are not inconsistent with this Plan, but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each Stock Option Agreement.

         (c) The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Optionee shall agree to remain in the employ of, and to render services to, the Company or any of its subsidiaries for a period of time (specified in the Stock Option Agreement) following the date the Option is granted. No such agreement shall impose upon the Company or any of its subsidiaries, however, any obligation to employ the Optionee for any period of time.

         SECTION 9. METHOD OF EXERCISING OPTIONS.

         (a) Provided all of the provisions of the Plan have been fully complied with, each Option may be exercised by forwarding to the Company's business office in Hurst, Texas, by certified letter, a written instrument stating that the Option is being exercised and giving the number of shares of Common Stock with respect to which the Option is being exercised. Such written instrument shall be signed by the person exercising the Option and shall be accompanied by a certified check or cashier's check for the full amount of the Option Price.
In lieu of paying the Option Price in cash, and subject to the ability of the Company to repurchase its Common Stock, the Optionee may tender and deliver to the Company with proper stock powers and required endorsement so many shares of Common Stock previously acquired, owned and held by the Optionee for at least seven (7) months, which have a fair market value as of the date of exercise of the Option equal to the Option Price. In the event a person or persons other than an Optionee attempts to exercise the Option, such written statement mailed to the Company shall demonstrate compliance with SECTION 11 hereof and be accompanied by such proof of right to ownership as is required by applicable law to be given to transfer agents in connection with the transfer of securities. The Company shall issue a certificate representing the shares being received upon exercise of the Option. All shares represented by any such certificate shall be fully paid and non-assessable. Subject to the limitations set forth in the Plan, each Option may be exercised at one time or in parts on several successive occasions; however, each Option may not be exercised in an amount less than one hundred shares at any one time (unless such exercise is being made as to the entire number of shares of Common Stock which may be purchased pursuant to the Option).

         (b) The aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which such Options are exercisable for the first time during any calendar year under the Plan, or under any other plan of the Company or a corporation which is a parent or subsidiary of the Company, as those terms are defined in Sections 424 (e) and (f), respectively, of the Code, shall not exceed $100,000, with respect to any Optionee. The Committee may grant in any one calendar year Options to any Optionee respecting Common Stock having a fair market value in excess of $100,000; provided, however, that the Options granted therein shall be subject to successive annual rights of exercise such that Common Stock having a fair market value not in excess of $100,000 is first subject to exercise under the Stock Option Agreement during any one calendar year and to the extent such limitation is exceeded, such Option shall be treated as an option which is not an incentive stock option.



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         (c) If an Optionee sells or otherwise disposes of Common Stock received upon exercise of an incentive stock option on or before the later of (A) the date two (2) years after the date of grant, and (B) the date one year after the exercise of the incentive stock option (in either case a "Disqualifying Disposition"), the Optionee must immediately notify the Company in writing of such disposition. The Optionee may be subject to income tax withholding by the Company in the income recognized by the Optionee from the Disqualifying Disposition.

         SECTION 10. CHANGES IN CAPITAL STRUCTURE.

         (a) In the event any change occurs in the number of shares of Common Stock outstanding as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to holders of Common Stock other than cash dividends, the number or kind of shares of Common Stock that may be issued under the Plan pursuant to SECTION 3, including shares of Common Stock covered by existing Options, shall be automatically adjusted to preserve the proportionate interests of the Optionees in the Company as represented by their outstanding Options, and the proportionality of the share pool under the Plan in relation to the total number of shares of Common Stock outstanding.

         (b) If the outstanding shares of the Common Stock shall be changed into or become exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock that may be issued under the Plan pursuant to SECTION 3, including shares of Common Stock covered by existing Options, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share of Common Stock shall become exchangeable.

         (c) In case of any adjustment or substitution as provided for in SECTIONS 10(a) or 10(b), the aggregate Option Price for all shares of Common Stock subject to each then outstanding Option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of stock or other securities (including any fraction) into which such shares of Common Stock shall have been converted or which shall have been substituted for such shares of Common Stock. Any new per share Option Price shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         (d) If the outstanding shares of Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of Common Stock, the Committee shall make any adjustments to any then outstanding Options which it determines are equitably required to prevent dilution or enlargement of the rights of the Optionees which would otherwise result from any such transaction.

         (e) No adjustment or substitution provided for in this SECTION 10 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.



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         (f) Except as provided in this SECTION 10, an Optionee shall have no rights by reason of issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         SECTION 11. NONTRANSFERABILITY. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Each Option is exercisable, during the lifetime of an Optionee, only by the Optionee. Any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, and any execution, attachment or similar process upon any Option, will be null, void and of no effect.

         SECTION 12. RIGHTS AS STOCKHOLDER No Optionee may have any rights as a stockholder with respect to any shares of Common Stock covered by these Options until the date of issuance of a stock certificate to such Optionee for such shares after exercise. Except as is otherwise provided in SECTION 10, no adjustment will be made for dividends (ordinary or extraordinary and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         SECTION 13. COMPANY'S OBLIGATIONS. The Company agrees to maintain at all times sufficient authorized Common Stock to meet the requirements of the Plan. The proceeds received by the Company from the sale of the Common Stock pursuant to these Options shall be used for general corporate purposes. The Company further agrees to pay all fees and expenses necessarily incurred by the Company in connection with these Options. Although the Company shall in no event be obligated to register any securities covered hereby pursuant to the Securities Act of 1933, as amended (the "Act"), it will use its best efforts to comply with all laws and regulations which, in the opinion of the Company's counsel, are applicable thereto. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

         SECTION 14. REQUIREMENTS OF LAW.

         (a) The Company shall not be required to sell or issue any shares of Common Stock subject to the Options if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. Specifically, in connection with the Act, upon exercise of an Option, unless a registration statement under the Act is in effect with respect to the shares of Common Stock covered by the Option, the Company shall not be required to issue such shares of Common Stock unless the Company has received an opinion of counsel that registration of such shares is not required. Any reasonable determination in this connection by the Company shall be final, binding and conclusive. If required by the Act or applicable state law in the opinion of counsel for the Company, an appropriate legend shall be placed on certificates representing shares of Common Stock issued pursuant to the exercise of an Option.



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         (b) As a condition to the exercise of any portion of an Option, the
Company may require the Optionee exercising such Option to represent and warrant at the time of such exercise that any shares of Common Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Act or any other applicable law, regulation or rule of any governmental agency.

         SECTION 15. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

         SECTION 16. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may at any time amend, alter or terminate the Plan, except that no amendment, alteration or termination may be made which would impair the rights of any Optionee under any option previously granted without such Optionee's consent, and except that no amendment, alteration or termination may be made which, without the further approval of the stockholders, would: (a) increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in SECTION 10; (b) change the class of employees eligible to receive options; (c) change the manner of determining the minimum Option Price; or (d) extend the term of the Plan or the period during which Options may be granted or exercised under the Plan.

         SECTION 17. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised), including canceling outstanding Options and reissuing new Options at a lower Option Price in the event that the fair market value per share of Common Stock at any time prior to the date of exercise falls below the Option Price of Options granted pursuant to the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.


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